Tumbleweed®

MESSAGING - SECURE AND SIMPLE

Copyright © 2007 Tumbleweed. All rights reserved.

Experts in Messaging Security

NASDAQ: TMWD

AGC Conference

Jim Scullion/Chairman and CEO

February 5, 2007

Safe Harbor Statement

This presentation and the accompanying speaker’s remarks may contain forward-looking statements made in reliance on the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.  These factors are described in the Safe Harbor statement below.

Except for the historical information contained herein, the matters discussed in this presentation may constitute forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected, particularly with respect to the future growth of Tumbleweed’s business.  In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “potential,” “continue,”
“expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” etc.

For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the SEC, particularly
Tumbleweed's Form 10-K filed March 16, 2006 and Form 10-Q filed November 9,
2006.

We assume no obligation to correct or update information contained in this presentation.

Tumbleweed Communications

Founded in 1993, HQ in Redwood City, CA

$62M revenue in 2006

360+ employees (offices in US, Europe, Asia)

2,500 customers worldwide

4 years of strong revenue growth

Non-GAAP profitable

Cash flow positive from operations

(9 consecutive quarters)

Confidential Document

Our Mission

Manage, protect and deliver information so
enterprises can more productively utilize the
Internet

The Problem: The Openness of the Internet Spawns New
Vulnerabilities

HACKERS

Financials

Employee data

Patient data

Intellectual Prop.

Transactions

OUTBOUND
VULNERABILITIES

INBOUND THREATS

Spam

Virus

Worms

Denial of Service

Email harvesting

NETWORK

FIREWALL

The Solution: Tumbleweed Provides a Platform for Secure
Communications

HACKERS

Financials

Employee data

Patient data

Intellectual Prop.

Transactions

OUTBOUND
VULNERABILITIES

INBOUND THREATS

Spam

Virus

Worms

Denial of Service

Email harvesting

NETWORK

FIREWALL

TUMBLEWEED
MESSAGING SECURITY

GATEWAY

Financials

Employee data

Intellectual Prop.

Spam

Worms

Denial of Service

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Tumbleweed®
MESSAGING - SECURE AND SIMPLE

`

Comprehensive Product Portfolio

Helping enterprises manage, protect, and extend their Internet communications.

Protect email communications with comprehensive
inbound and outbound security

Deployed on software-only basis and as an appliance

Secure all data exchanges between 3rd parties with
secure managed file transfer

Deployed on software-only basis and as an appliance

Enable real-time security for large PKI infrastructures with the industry’s leading digital certificate validation suite

Deployed on software-only basis and as an appliance

MailGate

Secure
Transport

Validation

Authority

Secure
Transport

Best
Intellectual
Property
Protection

WINNER

Best Email Content
Filtering Solution

Confidential Document

Analysis

Tier

THREAT SIGNATURES

Spam signatures

Virus signatures

Spyware signatures

IP Reputation

URL Classification

Regulatory lexicon

Corp Policy lexicon

CONTENT DEFENSE

Content analysis

Data classification

Policy enforcement

Content extraction

Directory integration

Encrypt

Archive

Disaster Recovery

Content

Protection Tier

Network

Internet

Protocol

Protection Tier

THREAT DEFENSE

Bandwidth Shaping

DoS

DHA

Anti-virus

Anti-spam

Anti-spyware

Access control

Anomaly detection

IP Reputation

Transport Encryption

DMZ

Typical Deployment

Email

File Transfer

Identity Validation

Enduser

Backend

Applications

Network

DMZ

Internet

Backend

Applications

Wells Fargo Case Study

Wells Fargo

Wholesale Customers

Cash Management

E-checks

Secure Transport™

Secure Transport™

               Business drivers for purchase

Automate File Transfer across Banking Network for ACH, Lockbox,  Wire transfers, etc.

              Value propositions

8,000 Wholesale customers on network

Moving over $1B in money per day over ST

Network

DMZ

Internet

Blue Cross Blue Shield of Florida

Doctors, Staff, Patients

Emails

MailGate™ Suite

Blue Cross Blue Shield of Florida Case Study

Enduser

Business drivers for purchase

HIPAA compliance for ensuring privacy of Protected Health Information in email

Value propositions

Gateway-based solution made deployment easy with limited end-user training

Web-based secure delivery is intuitive with high adoption rates

Robust platform for future applications and integration with security infrastructure

Anti-spam and anti-virus services added value

SAMPLE
DEFENSE INFORMATION SYSTEMS AGENCY

Tumbleweed®

MESSAGING · SECURE AND SIMPLE

Defense Information Systems Agency
Case Study

Network

Internet

Backend

Applications

DISA

DoD community

Validation Authority

Smart Card Logon

Common Access Card (CAC)

Business drivers for purchase

DoD Mandate to enforce cryptographic network logon using smart cards

Value propositions

Provides validation services for peripheral applications like signed email, physical access

Flexible validation policies allow different security levels for classified and unclassified domains

Integration with managed desktop solutions allows software to be deployed on more than 5 million desktops

The Most Security-Conscious Enterprises
Rely On Tumbleweed

Enterprises

Financial Services

Fortune 500

Healthcare

CIGN
A

Government

Hawaii

Defense

Civilian

State and Local

At a glance

Customer snapshot:

  2500 customers

  8 of top 10 U.S. Banks

  7 of top 10 Brokerages

  6 of top 10 Euro banks

  3 of top 5 Canadian banks

  30 of the 35 top BCBS
     orgs

  Several central banks:

     U.S. Federal Reserve

     Bank of England

  50% of the Fortune 100

  Over 100 financial svcs.
     firms

  Over 100 health care orgs.

  Over 100 law firms

  6 of the 10 largest
     pharmas

  All Four branches of the
     U.S. Military

Confidential Document

Intellectual Property

Tumbleweed has 26 utility patents from the US Patent &
Trademark Office

The portfolio broadly covers key aspects of secure messaging over Internet standards

Key competitors License Tumbleweed’s patents

Some key and recent patents

Email firewall patent – granted 8/19/03

Describes a method for managing email by intelligently applying policies at an enterprise’s gateway

Email signature patent – granted 11/14/06

Describes a method for signing email messages by using an email firewall that employs signature verification processes

Digital Certificate patent  - granted 7/5/06

Describes a method and apparatus for demonstrating and confirming the status of digital certificates and other data

$2.9B Opportunity (2009)

Source – Tumbleweed, Gartner, IDC 2005

Secure File

Transfer

$300M

Secure File

Transfer

$450M

Email Security

$1,000M

Email Security

$2,400M

Digital Certificate

Validation

$20M

Digital Certificate

Validation

$30M

2005

2009

2006

2007

2008

$62M

($M)

Growth Strategy

Increase brand awareness

Expand reseller channel

Leverage “Franchise model”

Expand internationally

Northern and Southern Europe

Asia-Pacific

Latin America

Expand customer footprint

Build on our base in enterprise security and …

Expand
customer
footprint

Increase
brand
awareness

Expand
reseller
channel

Expand
interna-
tionally

Build Enterprise
Security Base

Confidential Document

Inbound Threat Protection

Outbound Data Leak Protection/Compliance

Encrypted Messaging

Attachment Offloading

File

Email

Reporting/Tracking

File

Internet

Desktop

Gateway

1

Solution Set: Tumbleweed Today

Real-time Monitoring

Archiving/eDiscovery

Continuity/Disaster Recovery

Desktop

Gateway

Solution Set: Tumbleweed Tomorrow

Inbound Threat Protection

Outbound Data Leak Protection/Compliance

Encrypted Messaging

Attachment Offloading

File

Email

IM

Web

Web

Srvcs

Reporting/Tracking

File

Internet

2

Internet

Cloud

1

Vision Roadmap

2006

2007

2008

2009

2010

Message

Products

Sales Model

Customers

Category

The leader in

messaging & content security

A suite of complete

enterprise security
products

75% channel

25% direct

All

businesses

Messaging & content security

Messaging – Secure & Simple

Appliance &

hosted offerings of
multi-protocol security

50% direct

50% channel

Large and medium

enterprises

Messaging security

Email security/ managed file
transfer

Large

enterprises

direct

3 product

lines

The experts in

secure Internet

communications

2006

We are here

Confidential Document

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2002
2003
2004
2005
2006

Tumbleweed®
MESSAGING - SECURE AND SIMPLE

Annual Revenue Growth

Revenue (in 000s)

$25.5M

$30.6M

$43.4M

$50.0M

$62.0M

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
($10,000)
($20,000)
2002
2003
2004
2005
2006

Tumbleweed
MESSAGING - SECURE AND SIMPLE

And Achieving Improvement in Key Metrics

Annual Revenue (in 000’s)

Cash-flow from Ops (in 000’s)

Non-GAAP EPS

$0.00

($0.50)

$0.50

$1.00

Operating Improvement – 2006

Record revenue in Q4 and 2006

Revenue increase in 2006 of 24%, to $62 million

$2.2 million income (non-GAAP)*, up from loss of ($171,000) in 2005

2006 EPS of $0.04 (non-GAAP), up from ($0.00) in 2005

Deferred revenue increase of $1.8M, to $24.7 million

*includes an inventory charge of $933K, or $0.02 per share.

Strong Balance Sheet – Q4 2006

$30.5 million in cash

Positive cash flow from operations

Positive in each of the past nine quarters

$10.0 million during that period

No debt

identix · ComNetix · KPMG · Tumbleweed
		ValiCert · LongBoard · LogicVision · VERILINK
		RSA Security · Netscape · phoenix technologies · SECURIFY · Tumbleweed
		macrovision · ACNielsen · D&B · Active Decisions
		Skadden · WSGR Wilson Sonsini Goodrich & Rosati

Tumbleweed
MESSAGING · SECURE AND SIMPLE

Experienced Management Team

SVP Corporate
Development

Barney Cassidy

Chief Marketing
Officer

Daniel Greenberg

Chief Technology
Officer

Taher Elgamal

Chief Financial
Officer

Tim Conley

Chief Executive
Officer

Jim Scullion

Summary

Experienced Management Team

Strengthening Financials

Double-digit year-year growth

Cash positive and profitable (non-GAAP)

Solid Growth Strategy

International expansion

Channel expansion

Increased visibility in marketplace

Uniquely Positioned for Success

Blue-chip customer base

Award-winning products

Patents

Market Leadership

Public company in sea of private companies

#3 messaging security per IDC

NASDAQ: TMWD                                                                     www.Tumbleweed.com